Exhibit 99.1

                    Navigators Reports Third Quarter Results

    NEW YORK--(BUSINESS WIRE)--Nov. 3, 2004--The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $6,280,000 or $0.50 per share for the 2004 third quarter compared to $6,308,000 or $0.73 per share for the 2003 third quarter. Net income for the 2004 and 2003 third quarters includes net realized capital gains of $0.01 per share and $0.03 per share, respectively. Diluted average shares outstanding for the 2004 and 2003 third quarter were 12,679,000 and 8,691,000, respectively.
    Net income for the 2004 third quarter was reduced by $3.3 million or $0.26 per share for the after-tax loss related to Hurricane Ivan.
    Gross written premium for the 2004 third quarter was $151,178,000, an increase of 8% from the comparable 2003 period. Net written premium for the 2004 third quarter was $65,992,000, a decrease of 7% from the 2003 comparable period. The 2003 third quarter includes net written premium and net earned premium of $11,776,000 and $8,597,000, respectively, recorded by the Company as a result of a commutation agreement with a former member of the marine pool whereby the Company retroactively increased its participation in the marine pool from 70% to 80% for the 2003 underwriting year. The 2004 net written premium increased 12% and net earned premium increased 14% compared to the 2003 third quarter exclusive of such commutation.
    Net income for the nine month period ended September 30, 2004 was $24,230,000 or $1.91 per share, compared to $17,175,000 or $1.99 per share for the nine month period ended September 30, 2003. Included in these results were net realized capital gains of $0.03 per share and $0.12 per share for the nine months ended September 30, 2004 and 2003, respectively.
    Gross written premium and net written premium for the nine month period ended September 30, 2004 were $508,756,000 and $235,616,000 respectively, increases of 12% and 6% from the comparable 2003 periods.
    The combined loss and expense ratios for the 2004 third quarter and nine month period were 93.4% and 90.4%, respectively, compared to 92.9% and 95.0% for the comparable 2003 periods. The combined loss and expense ratios for the 2004 third quarter and nine month period were increased by an aggregate 6.5 and 2.2 loss and expense ratio points, respectively, for the net loss from Hurricane Ivan which is inclusive of expected reinsurance recoveries and related cost for reinsurance reinstatement premiums. Offsetting such increases were redundancies of prior year loss reserves recorded by our Lloyd's operations which reduced the 2004 third quarter and nine month combined loss and expense ratios by 1.6 and 2.3 loss ratio points, respectively.
    Stan Galanski, Navigators' Chief Executive Officer, commented, "Our business continues to perform well, with favorable incurred loss activity aside from Hurricane Ivan. While certain product lines have experienced some price softening, market conditions remain generally favorable. Both our insurance companies and Lloyd's operation produced profitable underwriting results, and cash flow continues to grow."
    Consolidated cash flow from operations for the 2004 third quarter and nine month period ended September 30, 2004 was $48,588,000 and $141,748,000 respectively, compared to $45,383,000 and $110,933,000 for the comparable 2003 periods.
    Net investment income for the 2004 third quarter and nine month period was $6,881,000 and $19,408,000 respectively, increases of 48% and 40% from the 2003 comparable periods. The pre-tax investment yields for both the 2004 third quarter and nine month periods were 3.5% compared to 3.6% and 3.9% for the comparable 2003 periods.
    The Company adopted the fair value method of accounting for stock-based employee compensation in the 2003 fourth quarter retroactive to January 1, 2003. As a result of the 2003 accounting change, net income for the 2004 third quarter and nine month period reflect after-tax charges of $179,000 or $0.01 per share and $490,000 or $0.04 per share, respectively, compared to $124,000 or $0.01 per share and $385,000 or $0.04 per share for the comparable 2003 periods.
    The Company's effective tax rate for foreign operations was 35% for the 2004 third quarter. Included in the 2003 third quarter and nine month period were tax benefits of $572,000 or $0.07 per share and $2,056,000 or $0.24 per share, respectively, resulting from the reduction of a tax valuation allowance related to the Company's foreign operations. The balance of the tax valuation allowance was eliminated in the 2003 fourth quarter.
    Stockholders' equity was $316,598,000 or $25.08 per share at September 30, 2004 compared to $290,028,000 or $23.14 per share at December 31, 2003. Statutory surplus of Navigators Insurance Company was $231,206,000 at September 30, 2004.
    The Company will hold a conference call on Thursday, November 4, 2004 starting at 8:30 a.m. EST to discuss the third quarter's results. To access the call, please dial 1-800-229-7928, using confirmation code 60750399. Internationally, the call may be accessed by dialing 617-614-3926 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the November 4th Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.
    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States and the United Kingdom.
    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward- looking statement.



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
               ($'s in thousands, except per share data)


                      Three Months Ended      Nine Months Ended
                        September 30,           September 30,
                      ------------------      ------------------
Financial Highlights    2004     2003   Change   2004    2003   Change
--------------------  -------- -------- ----- -------- -------- ------

Gross written premium $151,178 $139,632    8% $508,756 $455,526    12%
Net written premium     65,992   70,631   -7%  235,616  223,295     6%

Revenues:
  Net earned premium    75,137   74,537    1%  224,627  206,115     9%
  Commission income      1,121       23   NM     3,608    2,748    31%
  Investment Income      6,881    4,634   48%   19,408   13,847    40%
  Net realized capital
   gains                   271      349  -23%      588    1,235   -52%
  Other income            (127)     139   NM       267      728   -63%
                      ------------------      ------------------
  Total revenues        83,283   79,682    5%  248,498  224,673    11%
                      ------------------      ------------------

Operating expenses:
  Net losses and loss
   adjustment
    expenses incurred   49,247   48,526    1%  138,391  135,857     2%
  Commission expense     8,773    9,194   -5%   29,840   28,698     4%
  Other operating
   expenses             16,014   13,539   18%   44,066   37,734    17%
  Interest expense           -       68 -100%        -      251  -100%
                      ------------------      ------------------
  Total operating
   expenses             74,034   71,327    4%  212,297  202,540     5%
                      ------------------      ------------------

Income before income
 taxes                   9,249    8,355   11%   36,201   22,133    64%
                      ------------------      ------------------

Income tax expense:
  Current                4,225    4,195    1%   14,184    8,765    62%
  Deferred              (1,256)  (2,148) -42%   (2,213)  (3,807)  -42%
                      ------------------      ------------------
Income tax expense       2,969    2,047   45%   11,971    4,958   141%
                      ------------------      ------------------

Net income              $6,280   $6,308    0%  $24,230  $17,175    41%
                      ==================      ==================


Per Share Data
--------------

Net income per common
 share:
  Basic                  $0.50    $0.74  -33%    $1.93    $2.02    -5%
  Diluted                $0.50    $0.73  -32%    $1.91    $1.99    -4%

Average shares
 outstanding:
  Basic                 12,612    8,535         12,584    8,515
  Diluted               12,679    8,691         12,688    8,640

Underwriting Ratios
-------------------
Loss Ratio                65.5%    65.1%          61.6%    65.9%
Expense Ratio             27.9%    27.8%          28.8%    29.1%
                      ------------------      ------------------
Combined Ratio            93.4%    92.9%          90.4%    95.0%


Balance Sheet Data
------------------                            Sept. 30, Dec. 31,
                                                2004     2003
                                              ------------------
Stockholders' equity                          $316,598 $290,028     9%
Book value per share                            $25.08   $23.14     8%


Certain amounts for the prior period have been reclassified to conform to the presentation in the current period.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                                Sept. 30,    Dec. 31,
                                                  2004        2003
                                               ----------- -----------
                     ASSETS
Investments and cash:
  Fixed maturities, available-for-sale, at fair
   value (amortized cost: 2004, $688,993: 2003,
   $577,904)                                     $699,828    $588,545
  Equity securities, available-for-sale, at
   fair value (cost: 2004, $17,708: 2003,
   $11,977)                                        19,198      13,446
  Short-term investments, at cost which
   approximates fair value                        104,794      83,202
  Cash                                             16,029       8,399
                                               ----------- -----------
        Total investments and cash                839,849     693,592
                                               ----------- -----------

  Premiums in course of collection                155,209     128,676
  Commissions receivable                            2,829       3,970
  Prepaid reinsurance premiums                    138,957     102,141
  Reinsurance receivable on paid losses            17,787      26,270
  Reinsurance receivable on unpaid losses and
   loss adjustment expense                        469,428     350,441
  Federal income tax recoverable                        -       8,747
  Net deferred income tax benefit                  17,292      15,195
  Deferred policy acquisition costs                28,540      24,720
  Accrued investment income                         6,906       5,546
  Goodwill                                          5,128       5,093
  Other assets                                     10,578      15,067
                                               ----------- -----------

        Total assets                           $1,692,503  $1,379,458
                                               =========== ===========


     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Reserves for losses and loss adjustment
   expenses                                      $909,507    $724,612
  Unearned premium                                287,450     238,803
  Reinsurance balances payable                    139,518      97,583
  Federal income tax payable                        1,821           -
  Payable for securities purchased                 12,737      12,857
  Accounts payable and other liabilities           24,872      15,575
                                               ----------- -----------
        Total liabilities                       1,375,905   1,089,430
                                               ----------- -----------

Stockholders' equity:
  Preferred stock, $.10 par value, authorized
   1,000,000 shares, none issued                        -           -
  Common stock, $.10 par value, 20,000,000
   shares authorized for 2004 and 2003; issued
   and outstanding: 12,625,706 for 2004 and
   12,535,360 for 2003                              1,263       1,254
  Additional paid-in capital                      153,881     151,765
  Accumulated other comprehensive income            8,752       8,537
  Retained earnings                               152,702     128,472
                                               ----------- -----------
        Total stockholders' equity                316,598     290,028
                                               ----------- -----------

        Total liabilities and stockholders'
         equity                                $1,692,503  $1,379,458
                                               =========== ===========


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)


Gross Written
 Premium:              Third Quarter             Nine Months
                     ------------------       ------------------
Insurance Companies:    2004     2003  Change    2004     2003  Change
                     --------- ------- ------ -------- -------- ------
Marine                $48,413  $45,716     6% $159,412 $149,080     7%
Specialty              39,025   33,861    15%  110,739   97,475    14%
Professional
 Liability             18,723   12,428    51%   51,982   37,987    37%
Assumed from Lloyd's    1,056    7,746   -86%    4,398   26,164   -83%
Other (includes run-
 off)                     101      346    NM       224      618    NM
                     ------------------       ------------------
                      107,318  100,097     7%  326,755  311,324     5%
Lloyd's Operations:
Marine                 39,807   39,243     1%  168,564  145,708    16%
Other                   5,197    7,762   -33%   17,907   23,772   -25%
                     ------------------       ------------------
                       45,004   47,005    -4%  186,471  169,480    10%
Intercompany
 elimination           (1,144)  (7,470)   NM    (4,470) (25,278)   NM
                     ------------------       ------------------
Total                $151,178 $139,632     8% $508,756 $455,526    12%
                     ==================       ==================


Net Written Premium:   Third Quarter             Nine Months
                     ------------------       ------------------
Insurance Companies:    2004     2003  Change    2004     2003  Change
                     -------- -------- ------ -------- -------- ------
Marine                $15,576  $28,691   -46%  $61,219  $73,227   -16%
Specialty              20,677   14,933    38%   60,229   51,558    17%
Professional
 Liability              6,703    3,182   111%   19,080    9,454   102%
Assumed from Lloyd's    1,056    7,733   -86%    4,191   26,151   -84%
Other (includes run-
 off)                     892      292    NM       895     (101)   NM
                     ------------------       ------------------
                       44,904   54,831   -18%  145,614  160,289    -9%
Lloyd's Operations:
Marine                 18,941   12,945    46%   81,979   54,260    51%
Other                   2,147    2,855   -25%    8,023    8,746    -8%
                     ------------------       ------------------
                       21,088   15,800    33%   90,002   63,006    43%
                     ------------------       ------------------
Total                 $65,992  $70,631    -7% $235,616 $223,295     6%
                     ==================       ==================

Net Earned Premium:    Third Quarter             Nine Months
                     ------------------       ------------------
Insurance Companies:    2004     2003  Change    2004     2003  Change
                     -------- -------- ------ -------- -------- ------
Marine                $17,862  $27,322   -35%  $59,124  $70,572   -16%
Specialty              22,824   19,900    15%   65,728   62,311     5%
Professional
 Liability              5,692    2,680   112%   14,199    6,186   130%
Assumed from Lloyd's
 Operations             4,271    7,320   -42%   16,554   15,500     7%
Other (includes run-
 off)                     892      307    NM       901      (32)   NM
                     ------------------       ------------------
                       51,541   57,529   -10%  156,506  154,537     1%
Lloyd's Operations:
Marine                 22,075   14,806    49%   64,918   47,912    35%
Other                   1,521    2,202   -31%    3,203    3,666   -13%
                     ------------------       ------------------
                       23,596   17,008    39%   68,121   51,578    32%
                     ------------------       ------------------
Total                 $75,137  $74,537     1% $224,627 $206,115     9%
                     ==================       ==================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                          September 30, 2004
                          ($'s in thousands)


                    Insurance    Lloyd's Navigators Parent &
                    Companies Operations   Agencies Other(1)     Total
                    --------------------------------------------------
Gross premium
 written            $107,318    $45,004             $(1,144) $151,178
Net premium written   44,904     21,088                        65,992

Revenues:
Net earned premium    51,541     23,596                        75,137
Commission income          -        300    $ 7,797   (6,976)    1,121
Investment Income      6,225        649          2        5     6,881
Net realized
 capital
 gains / (losses)        326        (55)         -        -       271
Other income
 (expense)                (7)      (378)       258        -      (127)
                    --------------------------------------------------
Total revenues        58,085     24,112      8,057   (6,971)   83,283
                    --------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment
  expenses            35,401     13,846          -        -    49,247
Commission expense    11,682      4,067          -   (6,976)    8,773
Other operating
 expenses              1,780      3,425      9,616    1,193    16,014
Interest expense
                    --------------------------------------------------
Total operating
 expenses             48,863     21,338      9,616   (5,783)   74,034
                    --------------------------------------------------

Income (loss)
 before
 income tax expense
 (benefit)             9,222      2,774     (1,559)  (1,188)    9,249
Income tax expense
 (benefit)             2,871        971       (460)    (413)    2,969
                    --------------------------------------------------
Net Income (loss)   $  6,351    $ 1,803    $(1,099) $  (775) $  6,280
                    ==================================================

Loss and loss
 expenses
 ratio                  68.7%      58.7%                         65.5%
Commission expense
 ratio                  22.7%      17.2%                         21.0%
Other operating
 expense
 ratio                   3.4%      14.5%                          6.9%
                     -------------------                      --------
Combined ratio          94.8%      90.4%                         93.4%
                     ===================                      ========

Notes:
    (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                          September 30, 2003
                          ($'s in thousands)




                    Insurance    Lloyd's Navigators  Parent &
                    Companies Operations   Agencies  Other (1)  Total
                    --------------------------------------------------
Gross premium
 written            $100,097    $47,005             $(7,470) $139,632
Net premium written   54,831     15,800                        70,631

Revenues:
Net earned premium    57,529     17,008                        74,537
Commission income          -        136     $7,990   (8,103)       23
Investment Income      4,207        422         (2)       7     4,634
Net realized
 capital gains           217        132          -        -       349
Other income
 (expense)               (82)       (98)       443     (124)      139
                    --------------------------------------------------
Total revenues        61,871     17,600      8,431   (8,220)   79,682
                    --------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment
  expenses            37,732     10,794          -        -    48,526
Commission expense    14,189      3,108          -   (8,103)    9,194
Other operating
 expenses              1,461      2,049      8,610    1,419    13,539
Interest expense           -          -          -       68        68
                    --------------------------------------------------
Total operating
 expenses             53,382     15,951      8,610   (6,616)   71,327
                    --------------------------------------------------

Income (loss)
 before
 income tax expense
 (benefit)             8,489      1,649       (179)  (1,604)    8,355
Income tax expense
 (benefit)             2,726          -       (146)    (533)    2,047
                    --------------------------------------------------
Net Income (loss)   $  5,763    $ 1,649     $  (33) $(1,071) $  6,308
                    ==================================================

Loss and loss
 expenses ratio         65.6%      63.5%                         65.1%
Commission expense
 ratio                  24.7%      18.3%                         23.2%
Other operating
 expense ratio           2.5%      12.0%                          4.6%
                     -------------------                      --------
Combined ratio          92.8%      93.8%                         92.9%
                     ===================                      ========

Notes:
    (1) Includes inter- segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                           Nine Months Ended
                          September 30, 2004
                          ($'s in thousands)


                   Insurance    Lloyd's Navigators  Parent &
                   Companies Operations   Agencies  Other(1)     Total
                   ---------------------------------------------------
Gross premium
 written           $326,755   $186,471             $ (4,470) $508,756
Net premium
 written            145,614     90,002                        235,616

Revenues:
Net earned
 premium            156,506     68,121                        224,627
Commission income         -        863    $23,884   (21,139)    3,608
Investment Income    17,538      1,844          6        20    19,408
Net realized
 capital gains /
 (losses)               707       (119)         -         -       588
Other income
 (expense)                6       (368)       629         -       267
                   ---------------------------------------------------
Total revenues      174,757     70,341     24,519   (21,119)  248,498
                   ---------------------------------------------------

Operating
 expenses:
Net losses and
 loss
 adjustment
 expenses           100,669     37,722          -         -   138,391
Commission
 expense             39,069     11,910          -   (21,139)   29,840
Other operating
 expenses             3,967      9,654     27,314     3,131    44,066
Interest expense
                   ---------------------------------------------------
Total operating
 expenses           143,705     59,286     27,314   (18,008)  212,297
                   ---------------------------------------------------

Income (loss)
 before income tax   31,052     11,055     (2,795)   (3,111)   36,201
 expense (benefit)
Income tax expense
 (benefit)            9,892      3,869       (852)     (938)   11,971
                   ---------------------------------------------------
Net Income (loss)  $ 21,160   $  7,186    $(1,943) $ (2,173) $ 24,230
                   ===================================================

Loss and loss
 expenses ratio        64.3%      55.4%                          61.6%
Commission expense
 ratio                 25.0%      17.5%                          22.7%
Other operating
 expense ratio          2.5%      14.2%                           6.1%
                    -------------------                       --------
Combined ratio         91.8%      87.1%                          90.4%
                    ===================                       ========


Notes:
   (1) Includes inter- segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                           Nine Months Ended
                          September 30, 2003
                          ($'s in thousands)


                   Insurance    Lloyd's Navigators  Parent &
                   Companies Operations   Agencies Other (1)     Total
                   ---------------------------------------------------
Gross premium
 written           $311,324   $169,480             $(25,278) $455,526
Net premium
 written            160,289     63,006                        223,295

Revenues:
Net earned premium  154,537     51,578                        206,115
Commission income         -        480    $23,713   (21,445)    2,748
Investment Income    12,406      1,413         20         8    13,847
Net realized
 capital gains          642        593          -         -     1,235
Other income
 (expense)                6        116        980      (374)      728
                   ---------------------------------------------------
Total revenues      167,591     54,180     24,713   (21,811)  224,673
                   ---------------------------------------------------

Operating
 expenses:
Net losses and
 loss
 adjustment
  expenses          102,602     33,255          -         -   135,857
Commission expense   40,931      9,212          -   (21,445)   28,698
Other operating
 expenses             3,964      5,895     23,813     4,062    37,734
Interest expense          -          -          -       251       251
                   ---------------------------------------------------
Total operating
 expenses           147,497     48,362     23,813   (17,132)  202,540
                   ---------------------------------------------------

Income (loss)
 before
 income tax
  expense
 (benefit)           20,094      5,818        900    (4,679)   22,133


Income tax expense
 (benefit)            6,361          -        207    (1,610)    4,958
                   ---------------------------------------------------
Net Income (loss)  $ 13,733   $  5,818    $   693  $ (3,069) $ 17,175
                   ===================================================

Loss and loss
 expenses ratio        66.4%      64.5%                          65.9%
Commission expense
 ratio                 26.5%      17.9%                          24.3%
Other operating
 expense ratio          2.5%      11.4%                           4.8%
                    -------------------                       --------
Combined ratio         95.4%      93.8%                          95.0%
                    ===================                       ========
Notes:
    (1) Includes inter-segment eliminations.



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                          Three Months Ended September 30, 2004
                  ----------------------------------------------------
                    Net     Losses                  Combined Ratio
Insurance          Earned  and LAE  Underwriting ---------------------
 Companies:       Premium  Incurred   Expenses    Loss  Expense Total
                  ----------------------------------------------------
Marine            $17,862  $13,222       $4,785   74.0%   26.8% 100.8%
Specialty          22,824   15,749        6,516   69.0%   28.5%  97.5%
Professional
 Liability          5,692    3,450          915   60.6%   16.1%  76.7%
Assumed from
 Lloyd's            4,271    1,997        1,241   46.7%   29.1%  75.8%
Other (includes
 run-off)             892      983            5  110.2%    0.6% 110.8%
                  ----------------------------------------------------
                   51,541   35,401       13,462   68.7%   26.1%  94.8%
Lloyd's Operations 23,596   13,846        7,492   58.7%   31.7%  90.4%
                  ----------------------------------------------------
Total             $75,137  $49,247      $20,954   65.5%   27.9%  93.4%
                  ====================================================


                    Effect of Hurricane Ivan on Three Months Ended
                                   September 30, 2004
                  ----------------------------------------------------
                    Net     Losses                  Combined Ratio
                   Earned  and LAE  Underwriting ---------------------
                  Premium  Incurred   Expenses    Loss  Expense Total
                  ----------------------------------------------------
Marine            $(1,522)  $1,598           $-   14.1%    2.1%  16.2%
Lloyd's Operations   (751)   1,276            -    7.1%    0.9%   8.0%
                  ----------------------------------------------------
Consolidated      $(2,273)  $2,874           $-    5.6%    0.9%   6.5%
                  ====================================================


                           Three Months Ended September 30, 2003
                  ----------------------------------------------------
                    Net     Losses                  Combined Ratio
Insurance          Earned  and LAE  Underwriting ---------------------
 Companies:       Premium  Incurred   Expenses    Loss  Expense Total
                  ----------------------------------------------------
Marine            $27,322  $17,251       $8,230   63.1%   30.1%  93.2%
Specialty          19,900   14,486        5,053   72.8%   25.4%  98.2%
Professional
 Liability          2,680    1,608          330   60.0%   12.3%  72.3%
Assumed from
 Lloyd's            7,320    4,773        2,026   65.2%   27.7%  92.9%
Other (includes
 run-off)             307     (386)          11     NM      NM     NM
                  ----------------------------------------------------
                   57,529   37,732       15,650   65.6%   27.2%  92.8%
Lloyd's Operations 17,008   10,794        5,157   63.5%   30.3%  93.8%
                  ----------------------------------------------------
Total             $74,537  $48,526      $20,807   65.1%   27.8%  92.9%
                  ====================================================



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                          Nine Months Ended September 30, 2004
                ------------------------------------------------------
                   Net     Losses                   Combined Ratio
Insurance        Earned    and LAE  Underwriting ---------------------
 Companies:      Premium  Incurred    Expenses    Loss  Expense Total
                ------------------------------------------------------
Marine           $59,124   $37,691      $16,044   63.7%   27.2%  90.9%
Specialty         65,728    44,551       19,361   67.8%   29.5%  97.3%
Professional
 Liability        14,199     8,581        2,661   60.4%   18.7%  79.1%
Assumed from
 Lloyd's          16,554     8,942        4,963   54.0%   30.0%  84.0%
Other (includes
 run-off)            901       904            7  100.3%    0.8% 101.1%
                ------------------------------------------------------
                 156,506   100,669       43,036   64.3%   27.5%  91.8%
Lloyd's
 Operations       68,121    37,722       21,564   55.4%   31.7%  87.1%
                ------------------------------------------------------
Total           $224,627  $138,391      $64,600   61.6%   28.8%  90.4%
                ======================================================


                    Effect of Hurricane Ivan on Nine Months Ended
                                  September 30, 2004
                ------------------------------------------------------
                   Net     Losses                   Combined Ratio
                 Earned    and LAE  Underwriting ---------------------
                 Premium  Incurred    Expenses    Loss  Expense Total
                ------------------------------------------------------
Marine           $(1,522)   $1,598           $-    4.2%    0.8%   5.0%
Lloyd's
 Operations         (751)    1,276            -    2.5%    0.3%   2.8%
                ------------------------------------------------------
Consolidated     $(2,273)   $2,874           $-    1.9%    0.3%   2.2%
                ======================================================


                         Nine Months Ended September 30, 2003
                ------------------------------------------------------
                   Net     Losses                  Combined Ratio
Insurance        Earned    and LAE  Underwriting ---------------------
 Companies:      Premium  Incurred    Expenses    Loss  Expense Total
                ------------------------------------------------------
Marine           $70,572   $42,503      $21,011   60.2%   29.8%  90.0%
Specialty         62,311    43,791       17,980   70.3%   28.9%  99.2%
Professional
 Liability         6,186     3,887        1,404   62.8%   22.7%  85.5%
Assumed from
 Lloyd's          15,500     9,633        4,474   62.1%   28.9%  91.0%
Other (includes
 run-off)            (32)    2,788           26     NM      NM     NM
                ------------------------------------------------------
                 154,537   102,602       44,895   66.4%   29.0%  95.4%
Lloyd's
 Operations       51,578    33,255       15,107   64.5%   29.3%  93.8%
                ------------------------------------------------------
Total           $206,115  $135,857      $60,002   65.9%   29.1%  95.0%
                ======================================================



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                           Net Loss Reserves
                          ($'s in thousands)


                                                9/30/2004  12/31/2003
                                                ---------- -----------
Insurance Companies:
       Marine                                    $126,872    $110,698
       Specialty                                  143,762     114,167
       Professional Liability                      15,369       7,059
       Assumed from Lloyd's Operations             17,733      14,323
       Other (primarily run-off business)          23,546      24,390
                                                ---------- -----------
       Total Insurance Companies                  327,282     270,637
                                                ---------- -----------

Lloyd's Operations:
       Marine                                     107,753     100,936
       Other                                        5,044       2,598
                                                ---------- -----------
       Total Lloyd's Operations                   112,797     103,534
                                                ---------- -----------

       Total net loss reserves                   $440,079    $374,171
                                                ========== ===========

Total net case loss reserves                     $177,384    $154,531
Total net IBNR loss reserves                      262,695     219,640
                                                ---------- -----------

       Total net loss reserves                   $440,079    $374,171
                                                ========== ===========



                  Asbestos & Environmental Claim Data
                          ($'s in thousands)

                                              Nine Months Ended
                                             September 30, 2004
                                       Asbestos Environmental  Total
                                       -------- ------------- --------
Gross of Reinsurance
     Beginning reserve                 $78,472        $6,800  $85,272
     Incurred loss & LAE                   (18)        1,192    1,174
     Calendar year payments                125            17      142
                                       -------- ------------- --------
     Ending reserves                   $78,329        $7,975  $86,304
                                       ======== ============= ========

Net of Reinsurance
     Beginning reserve                 $32,083        $1,153  $33,236
     Incurred loss & LAE                   (10)          734      724
     Calendar year payments                 81           (10)      71
                                       -------- ------------- --------
     Ending reserves                   $31,992        $1,897  $33,889
                                       ======== ============= ========

Outstanding Claim Count                    121            98      219
                                       ======== ============= ========


    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, 914-933-6088
             Executive Vice President
             and Chief Financial Officer
             pmalvasio@navg.com
             www.navg.com